Exhibit 99.2

GMS Quarterly Review Fiscal Q4 2019

Safe Harbor and Basis of Presentation Forward-Looking Statement Safe Harbor - This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify forward-looking statements by the Company’s use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” or “should,” or the negative thereof or other variations thereon or comparable terminology. In particular, statements about the markets in which GMS operates and the economy generally, statements about growth potential across the Company’s business and the ability to deliver growth and value creation, and the anticipated benefits of the Company’s cost reduction and operational improvements plan, including future SG&A savings, contained in this presentation are forward-looking statements. In addition, forward looking statements may include statements regarding the Company’s expectations concerning management's plans for execution of a stock repurchase program, including the maximum amount, manner and duration of purchases of the Company’s common stock under its authorized stock repurchase program. The Company has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of the Company’s control, that may cause its business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the prices, supply, and/or demand for products which GMS distributes; general economic and business conditions in the United States and Canada; the activities of competitors; changes in significant operating expenses; changes in the availability of capital and interest rates; adverse weather patterns or conditions; cybersecurity breaches and other disruptions to our IT systems; our recently announced leadership succession plan; variations in the performance of the financial markets, including the credit markets; the possibility that the expected synergies and cost savings and final impacts from the Titan acquisition will not be realized, or will not be realized within the expected time period; the risk that the GMS and Titan businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships and to accomplish other GMS objectives; the risk of customer attrition; our ability to efficiently manage and control our costs and the success of our previously announced cost reduction plan; and other factors described in the “Risk Factors” section in the Company’s most recent Annual Report on Form 10-K, and in its other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of June 27, 2019. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to June 27, 2019. Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. Please see the Appendix to this presentation for a further discussion on these non-GAAP measures and a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures. 2

Q4 Fiscal 2019 Highlights 3 We had a strong finish to fiscal 2019 Net sales in the fourth fiscal quarter of 2019 increased 22.7% to a record $780.1 million Organic net sales growth of 7.0% Wallboard sales increased 15.1% (3.8% organic) Ceilings sales increased 17.4% (13.7% organic) Steel framing sales increased 16.3% (8.3% organic) Other product sales increased 44.4% (7.8% organic) Reported net income of $16.6 million, or $0.39 per diluted share Adjusted net income of $28.7 million, or $0.68 per diluted share (1) Adjusted EBITDA increased 46.9% to $73.5 million (1); Improved Adjusted EBITDA margin (1) by 150 basis points to 9.4% from 7.9% in FY 2018 Completed the acquisition of Commercial Builders Group, LLC in southern Louisiana on March 4, 2019 Opened four greenfield locations: Carrollton, TX, Fredericksburg, VA, Harrisburg, PA and Portland, ME Subsequent to end of quarter, completed acquisition of Hart Acoustical and Drywall Supply in South Texas Generated strong operating and free cash flow (1) of $88.2 million and $82.8 million, respectively Net leverage decreased to 3.6 times at end of Q4 2019 from 3.8 times at end of Q3 2019 Repurchased $5.0 million, or 287,000 shares, of our common stock We are encouraged by activity levels in our US markets; Canadian single-family market remains challenging For a reconciliation of Adjusted Net Income, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow to the most directly comparable GAAP metrics, see Appendix.

Full Year Fiscal 2019 Highlights 4 We made significant progress on a number of fronts in an operationally and strategically important year Net sales increased 24.1% (7.1% on organic basis) to surpass $3.0 billion for fiscal 2019 Reported net income of $56.0 million, or $1.31 per diluted share Adjusted net income of $119.5 million, or $2.80 per diluted share (1) Adjusted EBITDA increased 48.4% to $295.7 million (1); improved Adjusted EBITDA margin(1) by 160 basis points to 9.5% from 7.9% in FY 2018 Completed three acquisitions, including WSB Titan, a strategic acquisition which provided entry to the Canadian market and extended our leadership position in North America with expanded scale and footprint Opened eight greenfield locations Generated strong operating and free cash flow(1) of $193.6 and $174.8 million, respectively Net leverage decreased to 3.6 times at end of Q4 2019 from 4.2 times at end of Q1 2019 Repurchased $16.5 million, or 978,000 shares, of our common stock; approximately $58.5 million of availability remaining under the existing authorization For a reconciliation of Adjusted Net Income, Adjusted EBITDA, Adjusted EBITDA Margin and Free Cash Flow to the most directly comparable GAAP metrics, see Appendix.

Fiscal Q4 2019 Performance Gross Profit ($ mm) Gross Profit & Margin Net Sales & Mix 5 Net Sales ($ mm) +22.7% YOY Organic net sales growth of 7.0% Wallboard: +3.8% organic (Volume ~+3%/Price ~+1%) Ceilings: +13.7% organic (Volume ~+5%/Price ~+9%) Steel: +8.3% organic (Volume ~+4%/Price ~+4%) Other: +7.8% organic Gross Profit up 24.8% as a result of higher sales, both organically and including positive impact of acquisitions, as well as pricing improvement Gross margin of 32.9% up from 32.4% last year due to contributions from Titan, favorable price-cost dynamics and mix On a sequential basis, gross margin improved 50 basis points from 32.4% in Q3 $635.8 $780.1 $0 $100 $200 $300 $400 $500 $600 $700 $800 Fiscal Q4 2018 Fiscal Q4 2019 44% 15% 17% 24% 41% 14% 16% 28%

Fiscal Q4 2019 Performance Adj. EBITDA ($ mm) Net Income & Adjusted EBITDA (1) For a reconciliation of Adjusted SG&A, Adjusted EBITDA, Adjusted Net Income and Adjusted EBITDA Margin to the most directly comparable GAAP metrics, see Appendix. Fiscal Q4 2019 includes a $5.9 million favorable impact to Adjusted SG&A and Adjusted EBITDA related to the amendment of existing GMS equipment operating leases to capital leases. We have excluded this impact here for comparability. +46.9% YOY 6 24.6% 23.6% SG&A and Adjusted SG&A (1) Adj. SG&A ($ mm) 7.9% 9.4% SG&A% ex. Leases(2): 24.4% -20 bps Reported net income was $16.6 million in Q4 2019 and $9.9 million in Q4 2018 Adjusted net income was $28.7 million in Q4 2019 and $23.5 million in Q4 2018 Adjusted EBITDA up 46.9% reflecting contributions from Titan, growth in base business and operational improvements Adjusted EBITDA margin up 150 bps year over year; excluding leases, up 70 bps Reported SG&A was $190.6 million (24.4% of sales) in Q4 2019 and $161.6 million (25.4% of sales) in Q4 2018 Adjusted SG&A was $184.3 million (23.6% of sales) in Q4 2019 and $156.3 million (24.6% of sales) in Q4 2018 Adjusted SG&A as % of sales reduced by 100 bps year over year: 20 bps due to increased cost efficiencies partially offset by inflationary pressures, primarily in logistics, as well as unanticipated insurance and the timing of certain other costs Remaining 80 bps due to lease changes Margin ex. Leases(2): 8.6% +70 bps $50.1 $73.5 $0 $30 $60 $90 Fiscal Q4 2018 Fiscal Q4 2019 $156.3 $184.3 $0 $25 $50 $75 $100 $125 $150 $175 Fiscal Q4 2018 Fiscal Q4 2019

Attractive Capital Structure

Commentary

- Generated operating and free cash flow [1] of $88.2 million and $82.8 million, respectively, reducing net debt by $65.6 million and repurchasing $5.0 million of common stock
- Substantial liquidity, with $47.3 million of cash on hand and an additional $313.7 million available under our revolving credit facilities
- First Lien Term Loan at L+275 (~80% of total long term debt) matures 2025

Leverage Summary

($ mm)	7/31/18 LTM	10/31/18 LTM	1/31/19 LTM	4/30/19 LTM
Cash and cash equivalents	$37	$53	$74	$47
Asset-Based Revolver	$215	$153	$138	$44
First Lien Term Loan (3)(4)	978	976	975	973
Capital Lease Obligations	94	100	105	109
Installment Notes (5)	16	15	16	15
Total Debt	**$1,304**	**$1,245**	**$1,234**	**$1,141**
Total Net Debt	**$1,267**	**$1,192**	**$1,160**	**$1,094**
PF Adj. EBITDA (2)	**$304**	**$310**	**$305**	**$302**
Total Debt / PF Adj. EBITDA	**4.3x**	**4.0x**	**4.0x**	**3.8x**
Net Debt / PF Adj. EBITDA	**4.2x**	**3.8x**	**3.8x**	**3.6x**

Net Debt / PF Adjusted EBITDA [2]


4.2x
3.8x
3.8x
3.6x
7/31/18 LTM
10/31/18 LTM
1/31/2019 LTM
4/30/2019 LTM

(1) For a reconciliation of Free Cash Flow to the most directly comparable GAAP metric, see Appendix.
(2) See appendix for a reconciliation of Pro Forma Adjusted EBITDA.
(3) Net of unamortized discount of $2.4mm, $2.3mm, $2.2mm and $2.1mm as of July 31, 2018, October 31, 2018, January 31, 2019 and April 30, 2019, respectively.
(4) Net of deferred financing costs of $13.6mm, $13.1mm, $12.6mm and $12.1 mm as of July 31, 2018, October 31, 2018, January 31, 2019 and April 30, 2019, respectively.
(5) Net of unamortized discount of $1.5mm, $1.4mm, $1.3mm and $1.2 mm as of July 31, 2018, October 31, 2018, January 31, 2019 and April 30, 2019, respectively.

GMS GYPSUM MANAGEMENT & SUPPLY

7

Leading Specialty Distributor Poised for Continued Growth 8 Market – Leading Distributor of Interior Building Products with significant scale and local expertise Differentiated Service Model Drives Market Leadership Multiple Levers to Drive Growth – Organic Growth, Greenfields, M&A, Operating Leverage Capitalizing on growth in Large, Diverse End Markets Entrepreneurial Culture with Dedicated Employees and Experienced Leadership Driving Superior Execution

Appendix

Summary Quarterly Financials

(In millions, except per share data) *(Unaudited)*	1Q18	2Q18	3Q18	4Q18	FY18	1Q19	2Q19	3Q19	4Q19	FY19
Wallboard Volume (MSF)	914	929	826	878	3,548	985	1,025	912	993	3,915
Wallboard Price ($ / '000 Sq. Ft.)	$ 311	$ 311	$ 312	$ 319	$ 313	$ 323	$ 327	$ 326	$ 324	$ 325
Wallboard	$ 285	$ 288	$ 256	$ 280	$ 1,110	$ 318	$ 335	$ 297	$ 322	$ 1,272
Ceilings	100	102	90	96	387	116	118	105	112	452
Steel framing	105	103	97	107	412	129	136	117	125	507
Other products	153	155	142	153	603	215	245	204	221	885
Net sales	642	648	586	636	2,511	778	834	724	780	3,116
Cost of sales	437	436	390	430	1,693	533	566	490	523	2,112
Gross profit	205	212	195	206	819	245	268	234	257	1,004
Gross margin	*31.9%*	*32.8%*	*33.4%*	*32.4%*	*32.6%*	*31.5%*	*32.2%*	*32.4%*	*32.9%*	*32.2%*
Operating expenses:										
Selling, general and administrative expenses	156	160	156	162	634	185	185	178	191	739
Depreciation and amortization	16	17	16	16	66	26	31	30	30	117
Total operating expenses	172	177	173	178	699	212	216	208	221	857
Operating income	33	36	23	28	119	33	52	26	36	147
Other (expense) income:										
Interest expense	(8)	(8)	(8)	(8)	(31)	(16)	(19)	(20)	(19)	(74)
Change in fair value of financial instruments	(0)	(0)	(0)	(5)	(6)	(6)	(0)	-	-	(6)
Write-off of discount and deferred financing costs	(0)	-	-	-	(0)	-	-	-	-	-
Other income, net	0	1	1	1	2	1	0	1	1	3
Total other expense, net	(7)	(8)	(7)	(13)	(35)	(22)	(19)	(19)	(18)	(77)
Income from continuing operations, before tax	25	28	15	15	84	11	33	7	18	70
Income tax expense (benefit)	10	10	(4)	5	21	3	8	1	2	14
Net income	$ 15	$ 18	$ 20	$ 10	$ 63	$ 9	$ 25	$ 6	$ 17	$ 56
Business Days	**64**	**65**	**62**	**63**	**254**	**64**	**65**	**62**	**63**	**254**
Net Sales by Business Day	$ 10.0	$ 10.0	$ 9.4	$ 10.1	$ 9.9	$ 12.2	$ 12.8	$ 11.7	$ 12.4	$ 12.3
Base Business Branches (1) (2)	206	206	207	207	207	209	209	210	214	214
Acquired Branches (2)	-	4	5	7	7	37	38	38	40	40
Total Branches	**206**	**210**	**212**	**214**	**214**	**246**	**247**	**248**	**254**	**254**

Note: Fiscal year end April 30.
(1) Includes greenfields, which we consider extensions of "base business."
(2) FY18 acquired branches have been updated to reflect the number of acquired branches that are included within the sales from acquisitions.

GMS GYPSUM MANAGEMENT & SUPPLY

10

Quarterly Cash Flows

($ in millions) (Unaudited)	Historical									
	1Q18	2Q18	3Q18	4Q18	FY18	1Q19	2Q19	3Q19	4Q19	FY19
Net income	$ 15.3	$ 18.0	$ 19.7	$ 9.9	$ 63.0	$ 8.7	$ 24.9	$ 5.8	$ 16.6	$ 56.0
Non-cash changes & other changes	(0.2)	13.3	14.9	35.3	63.4	7.1	45.3	19.8	47.0	119.3
Changes in primary working capital components:										
Trade accounts and notes receivable	(12.9)	(8.9)	36.4	(26.3)	(11.8)	(41.0)	(4.4)	68.6	(36.8)	(13.7)
Inventories	(3.3)	(4.0)	(16.3)	(11.2)	(34.8)	(20.9)	16.4	(7.0)	16.7	5.2
Accounts payable	9.5	5.1	(20.3)	17.1	11.4	(1.7)	11.2	(27.4)	44.7	26.8
Cash provided by (used in) operating activities	**8.5**	**23.5**	**34.4**	**24.9**	**91.2**	**(47.8)**	**93.5**	**59.8**	**88.2**	**193.6**
Purchases of property and equipment	(5.5)	(2.9)	(5.0)	(10.3)	(23.7)	(3.8)	(5.4)	(4.2)	(5.4)	(18.8)
Proceeds from sale of assets	1.4	0.5	0.4	0.5	2.9	0.3	0.4	0.3	0.3	1.2
Acquisitions of businesses, net of cash acquired	(3.1)	(15.3)	(5.2)	(4.8)	(28.3)	(575.5)	(3.4)	(0.8)	(3.4)	(583.1)
Cash (used in) investing activities	**(7.2)**	**(17.7)**	**(9.7)**	**(14.6)**	**(49.2)**	**(579.0)**	**(8.4)**	**(4.8)**	**(8.5)**	**(600.7)**
Cash provided by (used in) financing activities	**3.9**	**(5.8)**	**(15.5)**	**(2.8)**	**(20.2)**	**627.3**	**(68.7)**	**(33.9)**	**(105.7)**	**419.0**
Effect of exchange rates	-	-	-	-	-	(0.0)	(0.4)	0.4	(1.0)	(1.0)
Increase in cash and cash equivalents	5.2	0.0	9.2	7.5	21.8	0.4	16.0	21.5	(27.0)	10.9
Balance, beginning of period	14.6	19.7	19.8	28.9	14.6	36.4	36.8	52.9	74.3	36.4
Balance, end of period	**$ 19.7**	**$ 19.8**	**$ 28.9**	**$ 36.4**	**$ 36.4**	**$ 36.8**	**$ 52.9**	**$ 74.3**	**$ 47.3**	**$ 47.3**
Supplemental cash flow disclosures:										
Cash paid for income taxes	$ 1.8	$ 26.7	$ 6.6	$ 3.9	$ 39.0	$ 1.0	$ 9.5	$ 5.7	$ 3.2	$ 19.4
Cash paid for interest	$ 6.8	$ 7.3	$ 7.1	$ 7.4	$ 28.6	$ 11.0	$ 20.0	$ 14.8	$ 20.7	$ 66.4

Cash provided by (used in) operating activities	$ 8.5	$ 23.5	$ 34.4	$ 24.9	$ 91.2	$ (47.8)	$ 93.5	$ 59.8	$ 88.2	$ 193.6
Purchases of property and equipment	(5.5)	(2.9)	(5.0)	(10.3)	(23.7)	(3.8)	(5.4)	(4.2)	(5.4)	(18.8)
Free cash flow (1)	**3.0**	**20.6**	**29.5**	**14.6**	**67.4**	**(51.6)**	**88.1**	**55.6**	**82.8**	**174.8**

(1) Free cash flow is a non-GAAP financial measure defined as net cash provided by (used in) operations less capital expenditures. Differences may occur due to rounding.

GMS
GYPSUM MANAGEMENT & SUPPLY

11

Quarterly Net Sales

($ in millions) (Unaudited)	1Q18	2Q18	3Q18	4Q18	FY18	1Q19	2Q19	3Q19	4Q19	FY19
Base Business (1) (2)	$ 642	$ 642	$ 579	$ 627	**$ 2,490**	$ 681	$ 698	$ 617	$ 671	**$ 2,667**
Acquisitions (2)	-	6	7	8	**21**	97	136	107	109	**449**
Total Net Sales	**$ 642**	**$ 648**	**$ 586**	**$ 636**	**$ 2,512**	**$ 778**	**$ 834**	**$ 724**	**$ 780**	**$ 3,116**
Total Net Sales Growth										
Wallboard	13.3%	6.9%	0.6%	(0.8%)	**4.8%**	11.6%	16.0%	16.0%	15.1%	**14.6%**
Ceilings	15.5%	19.0%	10.5%	9.3%	**13.6%**	16.2%	16.5%	16.4%	17.4%	**16.6%**
Steel Framing	24.1%	7.4%	3.5%	6.8%	**10.0%**	23.4%	31.5%	21.4%	16.3%	**23.1%**
Other Products	19.8%	10.2%	7.4%	5.6%	**10.5%**	40.7%	58.4%	43.6%	44.4%	**46.9%**
Total Net Sales	**16.8%**	**9.5%**	**4.1%**	**3.4%**	**8.3%**	**21.2%**	**28.7%**	**23.6%**	**22.7%**	**24.1%**
Base Business Sales Growth										
Wallboard	4.9%	3.0%	(1.0%)	(1.4%)	**1.5%**	2.5%	3.7%	3.9%	3.8%	**3.5%**
Ceilings	10.6%	12.9%	7.4%	5.1%	**9.0%**	8.1%	10.0%	10.6%	13.7%	**10.5%**
Steel Framing	10.0%	2.3%	3.6%	5.5%	**5.4%**	16.1%	21.9%	13.1%	8.3%	**14.8%**
Other Products	10.0%	6.1%	7.2%	4.6%	**7.0%**	4.6%	8.5%	4.5%	7.8%	**6.4%**
Total Base Business Net Sales	**7.8%**	**5.1%**	**2.9%**	**2.0%**	**4.5%**	**6.1%**	**8.7%**	**6.6%**	**7.0%**	**7.1%**

Note: Fiscal year end April 30.
(1) When calculating our "base business" results, we exclude any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year.
(2) FY18 quarterly sales from acquisitions have been updated in accordance with our presentation of base business for the FY19 vs. FY18 comparative period.

GMS
GYPSUM MANAGEMENT & SUPPLY

12

Quarterly Net Income to Adjusted EBITDA

Adjusted EBITDA Reconciliation

($ in 000s) *(Unaudited)*		1Q18	2Q18	3Q18	4Q18	FY18	1Q19	2Q19	3Q19	4Q19	FY19
Net Income		**$15,343**	**$18,023**	**$19,686**	**$ 9,919**	**$ 62,971**	**$ 8,650**	**$24,912**	**$ 5,815**	**$16,625**	**$ 56,002**
Add: Interest Expense		7,500	7,917	7,871	8,107	31,395	16,188	19,182	19,526	18,781	73,677
Add: Write off of debt discount and deferred financing fees		74	-	-	-	74	-	-	-	-	-
Less: Interest Income		(23)	(26)	(44)	(84)	(177)	(236)	203	(10)	(23)	(66)
Add: Income Tax Expense (Benefit)		10,060	9,983	(4,488)	5,328	20,883	2,836	8,059	1,442	1,702	14,039
Add: Depreciation Expense		5,990	6,023	6,009	6,054	24,075	10,610	11,538	11,919	12,389	46,456
Add: Amortization Expense		10,355	10,690	10,481	9,928	41,455	15,712	19,249	18,301	17,741	71,003
EBITDA		**$49,299**	**$52,610**	**$39,515**	**$39,252**	**$ 180,676**	**$53,760**	**$83,143**	**$56,993**	**$67,215**	**$ 261,111**
Adjustments											
Stock appreciation rights expense	(A)	590	642	631	455	2,318	334	649	442	1,305	2,730
Redeemable noncontrolling interests	(B)	866	164	340	498	1,868	531	282	(35)	410	1,188
Equity-based compensation	(C)	473	375	430	418	1,695	404	1,094	1,140	1,268	3,906
Severance and other permitted costs	(D)	205	113	8	256	581	4,836	882	229	2,205	8,152
Transaction costs (acquisition and other)	(E)	159	88	75	3,049	3,370	4,753	841	1,066	1,198	7,858
(Gain) loss on disposal of assets		(390)	(207)	(51)	139	(509)	(121)	(173)	(118)	(113)	(525)
Effects of fair value adjustments to inventory	(F)	-	187	89	48	324	4,129	-	-	47	4,176
Change in fair value of financial instruments	(G)	196	238	276	5,415	6,125	6,019	376	-	-	6,395
Secondary public offerings	(H)	631	-	894	-	1,525	-	-	-	-	-
Debt transaction costs	(I)	723	35	-	527	1,285	627	51	-	-	678
Total Add-Backs		**$ 3,453**	**$ 1,635**	**$ 2,692**	**$10,805**	**$ 18,582**	**$21,512**	**$ 4,002**	**$ 2,724**	**$ 6,320**	**$ 34,558**
Adjusted EBITDA (as reported)		**$52,752**	**$54,245**	**$42,207**	**$50,057**	**$ 199,258**	**$75,272**	**$87,145**	**$59,717**	**$73,535**	**$ 295,669**

Commentary

A. Represents non-cash expense related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the First Lien Facility

E. Represents one-time costs related to acquisitions paid to third parties

F. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

G. Represents mark-to-market adjustments for derivative financial instruments

H. Represents costs related to our secondary offering paid to third-party advisors

I. Represents expenses paid to third-party advisors related to debt refinancing activities

GMS
GYPSUM MANAGEMENT & SUPPLY

13

LTM Net Income to Pro Forma Adjusted EBITDA

Pro Forma Adjusted EBITDA Reconciliation

($ in 000s) *(Unaudited)*		2019	2018	2017	2016
Net Income		$ 56,002	$ 62,971	$ 48,886	$ 12,564
Add: Interest Expense		73,677	31,395	29,360	37,418
Add: Write off of debt discount and deferred financing fees		-	74	7,103	-
Less: Interest Income		(66)	(177)	(152)	(928)
Add: Income Tax Expense		14,039	20,883	22,654	12,584
Add: Depreciation Expense		46,456	24,075	25,565	26,667
Add: Amortization Expense		71,003	41,455	43,675	37,548
EBITDA		$ 261,111	$ 180,676	$ 177,091	$ 125,853
Adjustments					
Stock appreciation rights expense	(A)	2,730	2,318	148	1,988
Redeemable noncontrolling interests	(B)	1,188	1,868	3,536	880
Equity-based compensation	(C)	3,906	1,695	2,534	2,699
Severance and other permitted costs	(D)	8,152	581	(157)	379
Transaction costs (acquisition and other)	(E)	7,858	3,370	2,249	3,751
Gain on disposal of assets		(525)	(509)	(338)	(645)
AEA management fee	(F)	-	-	188	2,250
Effects of fair value adjustments to inventory	(G)	4,176	324	946	1,009
Change in fair value of financial instruments	(H)	6,395	6,125	382	-
Secondary public offerings	(I)	-	1,525	1,385	19
Debt transaction costs	(J)	678	1,285	265	-
Total Add-Backs		$ 34,558	$ 18,582	$ 11,138	$ 12,330
Adjusted EBITDA (as reported)		$ 295,669	$ 199,258	$ 188,229	$ 138,183
Contributions from acquisitions	(K)	6,717	1,280	9,500	12,093
Pro Forma Adjusted EBITDA		$ 302,386	$ 200,538	$ 197,729	$ 150,276

Commentary

A. Represents non-cash expense related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the First Lien Facility

E. Represents one-time costs related to our initial public offering and acquisitions paid to third party advisors as well as costs related to the retirement of corporate stock appreciation rights

F. Represents management fees paid to AEA, which were discontinued after the IPO

G. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

H. Represents mark-to-market adjustments for derivative financial instruments

I. Represents one-time costs related to our secondary offerings paid to third party advisors

J. Represents expenses paid to third party advisors related to debt refinancing activities

K. Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition, including synergies

GMS GYPSUM MANAGEMENT & SUPPLY

14

Reconciliation of Income Before Taxes to Adjusted Net Income

Adjusted Net Income Reconciliation

($ in 000s) *(Unaudited)*	4Q19	4Q18	FY19	FY18
Income before taxes	$ 18,327	$ 15,247	$ 70,041	$ 83,854
EBITDA add-backs	6,320	10,805	34,558	18,582
Write-off of debt discount and deferred financing fees	-	-	-	74
Purchase accounting depreciation and amortization (A)	12,369	5,233	49,619	21,271
Adjusted pre-tax income	37,016	31,285	154,218	123,781
Adjusted income tax expense	8,329	7,790	34,699	39,077
Adjusted net income	28,687	23,495	119,518	84,704
Effective tax rate (B)	*22.5%*	*24.9%*	*22.5%*	*31.6%*
Weighted average shares outstanding:				
Basic	40,487	41,048	40,914	41,015
Diluted (C)	42,105	42,151	42,718	42,163
Adjusted net income per share:				
Basic	$ 0.71	$ 0.57	$ 2.92	$ 2.07
Diluted	$ 0.68	$ 0.56	$ 2.80	$ 2.01

Commentary

A. Depreciation and amortization from the increase in value of certain long-term assets associated with the April 1, 2014 acquisition of the predecessor company and the acquisition of Titan. Full year amount for FY19 was $49.6 million.

B. Normalized cash tax rate determined based on our estimated taxes for fiscal 2019 excluding the impact of purchase accounting and certain other deferred tax amounts.

C. Includes the effect of 1.1 million shares of equity issued in connection with the acquisition of Titan that were exchangeable for the Company's common stock as of April 30, 2019.

GMS
GYPSUM MANAGEMENT & SUPPLY

15

Reconciliation of Gross Profit to Adjusted Gross Profit Adjusted Gross Profit Reconciliation Commentary Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value 16 (Unaudited) 1Q18 2Q18 3Q18 4Q18 FY2018 1Q19 2Q19 3Q19 4Q19 FY2019 ($ in millions) Gross Profit - Reported 205.1 $ 212.3 $ 195.4 $ 205.8 $ 818.6 $ 244.8 $ 268.2 $ 234.2 $ 256.9 $ 1,004.1 $ Adjustments Effects of fair value adjustments to inventory (A) - 0.2 0.1 0.0 0.3 4.1 - - 0.0 4.2 Gross Profit - Adjusted 205.1 $ 212.4 $ 195.5 $ 205.8 $ 818.9 $ 248.9 $ 268.2 $ 234.2 $ 257.0 $ 1,008.3 $ Gross Margin - Adjusted 31.9% 32.8% 33.4% 32.4% 32.6% 32.0% 32.2% 32.4% 32.9% 32.4%

Reconciliation of SG&A to Adjusted SG&A & Organic Adjusted SG&A

Adjusted SG&A Reconciliation

(Unaudited) *($ in millions)*		1Q18	2Q18	3Q18	4Q18	FY2018	1Q19	2Q19	3Q19	4Q19	FY2019
SG&A - Reported		**$ 156.1**	**$ 159.9**	**$ 156.3**	**$ 161.6**	**$ 633.9**	**$ 185.4**	**$ 185.3**	**$ 178.2**	**$ 190.6**	**$ 739.5**
Adjustments											
Stock appreciation rights (expense) benefit	(A)	(0.6)	(0.6)	(0.6)	(0.5)	(2.3)	(0.3)	(0.6)	(0.4)	(1.3)	(2.7)
Redeemable noncontrolling interests	(B)	(0.9)	(0.2)	(0.3)	(0.5)	(1.9)	(0.5)	(0.3)	0.0	(0.4)	(1.2)
Equity-based compensation	(C)	(0.5)	(0.4)	(0.4)	(0.4)	(1.7)	(0.4)	(1.1)	(1.1)	(1.3)	(3.9)
Severance and other permitted costs	(D)	(0.2)	(0.1)	(0.0)	(0.3)	(0.6)	(4.8)	(0.9)	(0.2)	(2.2)	(8.2)
Transaction costs (acquisition and other)	(E)	(0.2)	(0.1)	(0.1)	(3.0)	(3.4)	(4.8)	(0.8)	(1.1)	(1.2)	(7.9)
Gain (loss) on disposal of assets		0.4	0.2	0.1	(0.1)	0.5	0.1	0.2	0.1	0.1	0.5
Secondary Public Offering	(F)	(0.6)	-	(0.9)	-	(1.5)	-	-	-	-	-
Debt Related Costs	(G)	(0.7)	(0.0)	-	(0.5)	(1.3)	(0.6)	(0.1)	-	-	(0.7)
SG&A - Adjusted		**$ 152.8**	**$ 158.7**	**$ 153.9**	**$ 156.3**	**$ 621.7**	**$ 174.1**	**$ 181.6**	**$ 175.5**	**$ 184.3**	**$ 715.5**
% of net sales		*23.8%*	*24.5%*	*26.3%*	*24.6%*	*24.8%*	*22.4%*	*21.8%*	*24.2%*	*23.6%*	*23.0%*
SG&A - Acquistions	(H)	$ -	$ 1.0	$ 1.2	$ 0.5	$ 2.7	$ 17.8	$ 25.6	$ 22.8	$ 23.8	$ 90.0
Organic Adjusted SG&A		**$ 152.8**	**$ 157.7**	**$ 152.7**	**$ 155.8**	**$ 619.0**	**$ 156.3**	**$ 156.1**	**$ 152.7**	**$ 160.5**	**$ 625.5**

Commentary

A. Represents non-cash expense related to stock appreciation rights agreements

B. Represents non-cash compensation expense related to changes in the values of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the First Lien Facility

E. Represents one-time costs related to acquisitions paid to third parties.

F. Represents costs paid to third-party advisors related to the secondary public offering of our common stock

G. Represents expenses paid to third-party advisors related to debt refinancing activities

H. Represents SG&A incurred by any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year

GMS
GYPSUM MANAGEMENT & SUPPLY

17

Q&A